First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                   EXHIBIT 99.10
                                                   [FIRST USA LOGO APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8

                -----------------------------------------------

                Monthly Period:                     09/01/96 to
                                                    09/30/96

                Distribution Date:                  10/15/96
                Transfer Date:                      10/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution.
     -----------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A (quarterly)              $0.00000000
                                   Class B (quarterly)               0.00000000
                                   Collateral Inv. Amt.              4.94534394


     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A (quarterly)              $0.00000000
                                   Class B (quarterly)              $0.00000000
                                   Collateral Inv. Amt.              4.94534394
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-8
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A (quarterly)               $0.00000000
                                   Class B (quarterly)                0.00000000
                                   Collateral Inv. Amt.               0.00000000


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                        $48,751,375.99
                                   Class B                          3,821,614.93
                                   Collateral Inv. Amt.             6,171,931.16
                                                                  --------------
                                   Total                          $58,744,922.08
                                                                  ==============
     2.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          (a)   The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the Certificates

                                   Class A                         $6,656,590.64
                                   Class B                            521,304.24
                                   Collateral Inv. Amt.               842,098.65
                                                                   -------------
                                   Total                           $8,019,993.53
                                                                   =============

          (b)   Interest Funding Investment Proceeds (to Class A)       5,735.49
          (c)   Principal Funding Investment Proceeds (to Class A)          0.00
          (d)   Withdrawals from Reserve Account (to Class A)               0.00
                                                                   -------------
                  Total Class A Available Funds                    $6,662,326.13
                                                                   =============

          (b)   Interest Funding Investment Proceeds (to Class B)         465.04
                                                                   -------------
                  Total Class B F/C and Investment Proceeds          $521,769.28
                                                                   =============

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $17,053,055,117.78
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-8
Page 3

          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
                Amount during Accumulation Period)

                                   Class A                      $500,000,000.00
                                   Class B                        39,157,000.00
                                   Collateral Inv. Amt.           63,253,000.00
                                                            -------------------
                                   Total                        $602,410,000.00
                                                            ===================
          (c)   The Floating Allocation Percentage: The
                Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                               2.932%
                                   Class B                               0.230%
                                   Collateral Inv. Amt.                  0.371%
                                                            -------------------
                                   Total                                 3.533%

          (d)   During the Amortization Period: The Invested
                Amount as of _______ (the last day of the Revolving Period)

                                   Class A                                 N.A.
                                   Class B                                 N.A.
                                   Collateral Inv. Amt.                    N.A.
                                                            -------------------
                                   Total                                   N.A.

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                 N.A.
                                   Class B                                 N.A.
                                   Collateral Inv. Amt.                    N.A.
                                                            -------------------
                                   Total                                   N.A.

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the       Aggregate
          Accounts which were delinquent as of the end of the        Account
          day on the last day of the Monthly Period                  Balance
                                                            -------------------
          (a)   35 - 64 days                                    $334,889,318.40
          (b)   65 - 94 days                                     197,308,239.82
          (c)   95 - 124 days                                    139,981,378.10
          (d)   125 - 154 days                                   124,751,619.01
          (e)   155 - 184 days                                    99,164,564.36
          (f)   185 or more days                                  81,101,689.97
                                                            -------------------
                                        Total                   $977,196,809.66
                                                            ===================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-8
Page 4

     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)   The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible during the Collection Period allocable to the Invested
                Amount (the aggregate "Investor Default
                Amount")

                                   Class A                        $2,146,472.31
                                   Class B                          $168,098.83
                                   Collateral Inv. Amt.             $271,541.63
                                                                  -------------
                                   Total                          $2,586,112.77
                                                                  =============

          (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                   Class A                                $4.29
                                   Class B                                 4.29
                                   Collateral Inv. Amt.                    4.29
                                                                  -------------
                                   Total                                  $4.29
                                                                  =============

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)   The aggregate amount of Class A Investor Charge-
                Offs and the reductions in the Class B Invested
                Amount and the Collateral Invested Amount

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  -------------
                                   Total                                  $0.00
                                                                  =============


          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  -------------
                                   Total                                  $0.00
                                                                  =============
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-8
Page 5

          (c)   The aggregate amount of Class A Investor Charge-
                Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  -------------
                                   Total                                  $0.00
                                                                  =============

          (d)   The amount set forth in paragraph 6(c) above, per
                $1,000 interest (which will have the effect of
                increasing, pro rata, the amount of each
                Certificateholder's investment)
                                   Class A                                $0.00
                                   Class B                                 0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  -------------
                                   Total                                  $0.00
                                                                  =============
     7.   Investor Servicing Fee.
          -----------------------

          (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                   Class A                          $625,000.00
                                   Class B                           $48,946.25
                                   Collateral Inv. Amt.              $79,066.25
                                                                  -------------
                                   Total                            $753,012.50
                                                                  =============


          (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                   Class A                          $1.25000000
                                   Class B                           1.25000000
                                   Collateral Inv. Amt.              1.25000000
                                                                  -------------
                                   Total                            $1.25000000
                                                                  =============

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                   Class B                                $0.00
                                   Collateral Inv. Amt.                    0.00
                                                                  -------------
                                   Total                                  $0.00
                                                                  =============
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                    Series 1994-8
Page 6

     9.   Collateral Invested Amount
          --------------------------

          (a)   The amount of the Collateral Invested Amount
                as of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to
                be made in respect of the preceding month        $63,253,000.00

          (b)   The Required Collateral Invested Amount as
                of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to
                be made in respect of the preceding month        $63,253,000.00

     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                           1.00000000
                                   Class B                           1.00000000
                                                            -------------------
                                   Total (weighted avg.)             1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              10.84%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.76%


C.   Information Regarding the Interest Funding Account
     --------------------------------------------------

     Beginning Balance             (Class A)                      $2,551,111.11
        Plus:  Interest for Related Monthly Period from
               Finance Charge Account                              2,311,944.44
        Plus:  Interest on Interest Funding Account Balance
               for Related Monthly Period                              5,735.49
        Less:  Withdrawals to Finance Charge Account                   5,735.49
        Less:  Withdrawals to Distribution Account                        $0.00
                                                            -------------------
     Ending Balance                (Class A)                      $4,863,055.55

MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-8
Page 7

     Beginning Balance             (Class B)                        $207,097.02
          Plus:    Interest for Related Monthly Period from
                   Finance Charge Account                            187,681.68
          Plus:    Interest on Interest Funding Account
                   Balance for Related Monthly Period                    465.04
          Less:    Withdrawals to Finance Charge Account                 465.04
          Less:    Withdrawals to Distribution Account                    $0.00
                                                              -----------------
     Ending Balance                (Class B)                        $394,778.70

D.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)      Accumulation Period commencement date               10/31/00

          (b)      Accumulation Period length                                 2

          (c)      Accumulation Period Factor                              6.55

          (d)      Required Accumulation Factor Number                       11

          (e)      Controlled Accumulation Amount               $297,727,272.73

          (f)      Minumum Payment Rate (last 12 months)                  9.54%

     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                    $0.00
          Plus:    Principal Collections for Related Monthly
                   Period from Principal Account                           0.00
          Plus:    Interest on Principal Funding Account
                   Balance for Related Monthly Period                      0.00
          Less:    Withdrawals to Finance Charge Account                   0.00
          Less:    Withdrawals to Distribution Account                     0.00
                                                              -----------------
     Ending Balance                                                       $0.00

     3.   Accumulation Shortfall
          ----------------------

                   The Controlled Deposit Amount for the
                   previous Monthly Period                                  N/A
                                                              -----------------
          Less:    The amount deposited into the Principal
                   Funding Account for the previous Monthly
                   Period                                                   N/A
                                                              -----------------
                   Accumulation Shortfall for previous
                   Monthly Period                                           N/A
                                                              =================
                   Aggregate Accumulation Shortfalls                        N/A
                                                              =================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-8
Page 8

        4.   Principal Funding Investment Shortfall
             --------------------------------------

                   Covered Amount                                           N/A

             Less: Principal Funding Investment Proceeds                    N/A
                                                             ------------------
                   Principal Funding Investment Shortfall                   N/A

    E.  Information Regarding the Reserve Account
        -----------------------------------------

        1.   Required Reserve Account Analysis
             ---------------------------------

             (a)   Required Reserve Account Amount
                   percentage (0.5% of Class A Invested
                   Amount or other amount designated by
                   Transferor)                                            0.00%

             (b)   Required Reserve Account Amount ($)                    $0.00

             (c)   Required Reserve Account Balance after
                   effect of any transfers on the Related
                   Transfer Date                                          $0.00

             (d)   Reserve Draw Amount transferred to the
                   Finance Charge Account on the Related
                   Transfer Date

        2.   Reserve Account Investment Proceeds
             -----------------------------------

             Reserve Account Investment Proceeds transferred to
             the Finance Charge Account on the Related
             Transfer Date                                                $0.00

        3.   The Portfolio Adjusted Yield
             ----------------------------

             The Portfolio Adjusted Yield for the related
             Mthly Period                                                 4.05%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                           FIRST USA BANK
                                           as Servicer


                                           By: /s/ W. Todd Peterson
                                              ---------------------------------
                                              W. Todd Peterson
                                              Vice President